                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON D.C.  20549
                             ----------------------

                                   FORM  8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): November 9, 1999
                        Commission file number   1-13879

                                 OCTEL   CORP.
             (Exact name of registrant as specified in its charter)


     DELAWARE                                    98-0181725
                                                 ----------
     (State or other jurisdiction of             (IRS Employer
     incorporation or organization)              Identification No.)

     Global House
     Bailey Lane
     Manchester
     United Kingdom                              M90 4AA
     (Address of principal executive offices)    (Zip Code)

     Registrant's telephone number, including area code: 011-44-161-498-8889

ITEM 2 -  ACQUISITION OR DISPOSITION OF ASSETS
----------------------------------------------

On June 1, 1999 Octel Corp. ("Octel"), a Delaware Corporation, through its subsidiary, The Associated Octel Company Limited, entered into a conditional agreement with OBOAdler Holdings Limited ("Holdings"), a UK company, to acquire all outstanding shares of OBOAdler Company Limited ("OBOAdler"), a UK company, for payment of US$ 94.5 million in cash. The agreement was conditional upon compliance with the advance notification requirements contained in the Decision and Order of the Federal Trade Commission ("FTC") Docket C-3815 dated June 16, 1998 and the expiration of all applicable waiting periods specified therein. Advance notification requirements of said Decision and Order have been complied with and the FTC has terminated all applicable waiting periods. The acquisition of OBOAdler closed on November 9, 1999. The FTC has approved Octel's acquisition of OBOAdler by means of an Agreement and Consent Order on September 6, 1999. Under FTC procedures, the Agreement and Consent Order cannot become final until after expiration of a 60 day public notice period.

OBOAdler owns the Alcor group of companies, which manufacture and market tetra ethyl lead ("TEL"). The Alcor group is based in Baar, Switzerland and includes a TEL manufacturing plant in Germany.

Octel financed the entire purchase price by entering into a $100 million credit agreement with Barclays Bank plc repayable by December 2002.

As part of its agreement with the FTC, Octel has entered into a long-term supply agreement with Alcor's former US distributor, Allchem Industries Inc., ("Allchem"), to provide Allchem's requirements for TEL for resale in the United States for a period of 15 years.

While Octel will review OBOAdler's business, assets, structure and operations, Octel has no intentions at the present time to use the plant, equipment or other physical property of OBOAdler for purposes materially different from the purposes for which they were used prior to the acquisition.

Additional information with respect to those transactions is set forth in the exhibits hereto, which are included herein by reference.

ITEM 7 - FINANCIAL STATEMENTS
-----------------------------

(a)  Financial Statements of Business Acquired.

The Registrant has determined that it is impracticable to file the required audited historical financial statements of OBOAdler concurrently with this Form 8-K. The Registrant will file such audited historical financial statements by amendment as soon as practicable, but in any event not later than January 23, 2000.

(b)  Proforma Financial Information.

The Registrant has determined that it is impracticable to file the required proforma information concurrently with this Form 8-K. The Registrant will file such proforma financial information by amendment as soon as practicable, but in any event not later than January 23, 2000.

(c)  Exhibits.

     Number     Exhibit

     7.1 Share purchase agreement between OBOAdler Holdings Limited and The Associated Octel Company Limited relating to the sale and purchase of the whole of the issued share capital of OBOAdler Company Limited, dated June 1, 1999.

     7.2 $100,000,000 term loan agreement between Octel Corp., Octel Associates, Barclays Capital, Barclays Bank plc and others, dated June 3, 1999.

                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                  OCTEL CORP.


Date:     November 9, 1999        By:
                                     -------------------------------------------

                                      Alan G Jarvis
                                      Vice President and Chief Financial Officer


                                 EXHIBIT INDEX


     Number     Description

     7.1 Share purchase agreement between OBOAdler Holdings Limited and The Associated Octel Company Limited relating to the sale and purchase of the whole of the issued share capital of OBOAdler Company Limited, dated June 1, 1999.

     7.2 $100,000,000 term loan agreement between Octel Corp., Octel Associates, Barclays Capital, Barclays Bank plc and others, dated June 3, 1999.